Exhibit 10.1
                                 Lloyds TSB Corporate

                                 Lloyds TSB Bank plc
                                 P O Box 908
                                 125 Colmore Row
                                 Birmingham            Telephone:  0121 625 6746
                                 B3 3AE                Facsimile:  0121 212 0861

                                                       Reference:

                                 2nd March 2005

The Directors
Timet UK Limited
PO Box 704
Witton
Birmingham
B6 7UR

Dear Sirs,

We refer to a letter dated 20th December 2002 as amended by our letter dated 19th December 2003 and 11th November 2004 (together the "Facility Letter") and to the security documents required to be effected thereby from time to time. Pursuant to the foregoing we agreed to make available to you loan and overdraft facilities of up to (pound)22,500,000.

We hereby confirm that with effect from the Effective Date and provided that the Effective Date occurs not later than 2nd April 2005 the following amendments shall be made to the Facility Letter:

1. the definition of "Commitment Termination Date" contained in Clause 1 shall be amended to read "means 31st May 2005 or such later date as may from time to time be agreed pursuant to Clause 2.5 hereof".

All other terms and conditions expressed in the Facility Letter remain unaltered, and from the Effective Date the Facility Letter and this letter shall be construed as one agreement.

The Effective Date shall be the date upon which we shall have received and found in order:

(a) a copy of this letter duly signed by you in acceptance of the amendments contained herein;

(b) a certified copy of your board resolution approving the terms of this letter and authorising a person or persons to sign on your behalf the acknowledgement appearing on the duplicate copy of this letter; and

(c) if not already in our possession, duly authenticated specimen signatures of the person(s) so authorised.


Yours faithfully,
For and on behalf of Lloyds TSB Bank plc


/s/ James Benyon
----------------

James Benyon
Senior Relationship Manager
Lloyds TSB Corporate